UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2004 (July 7, 2004)

LOWRANCE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-15240 (Commission file number)	44-0624411 (I.R.S. Employer Identification No.)

12000 East Skelly Drive, Tulsa, Oklahoma 74128
(Address of principal executive offices and zip code)

(918) 437-6881
(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 7, 2004, Lowrance Electronics, Inc. issued a press release announcing two appointments of key executives. David A. Craig has been promoted to Senior Vice President of Engineering and Manufacturing, and Larry B. Toering has been promoted to Senior Vice President of Sales and Marketing. A copy of this press release is being furnished as an exhibit to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

Exhibit No.	Description
Exhibit 99.1	Press Release issued by the registrant dated July 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: July 8, 2004

LOWRANCE ELECTRONICS, INC.
By:	/s/ Douglas J. Townsdin
Douglas J. Townsdin
Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS

The exhibits listed on the following Exhibit Index are furnished as part of this report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

Exhibit No.	Description
99.1	Press Release issued by the registrant dated July 7, 2004.